Exhibit 32.1

Station Casinos LLC
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
        Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	Frank J. Fertitta III is the Chief Executive Officer of Station Casinos LLC (the "Company").

2.	The undersigned certifies to the best of his knowledge:

(A)
The Company's Form 10-Q for the quarter ended March 31, 2014 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: May 15, 2014

/s/ FRANK J. FERTITTA III
Frank J. Fertitta III Chief Executive Officer